UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 25, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                      0-32383                23-3070336
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)

     c/o Pegasus Communications Management Company
                  225 City Line Avenue
               Bala Cynwyd, Pennsylvania                      19004
        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number, Including Area Code: (800) 376-0022


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.   Changes in Registrant's Certifying Accountant.

         On October 25, 2004, Pegasus Communications Corporation (the "Company") was notified by PricewaterhouseCoopers LLP ("PwC"), the Company's registered independent public accounting firm, that PwC will cease to act as the Company's independent registered public accounting firm upon the completion of its review of the Company's interim unaudited financial statements as of September 30, 2004 and for the three and nine month periods then ended, which financial statements will be included in the Company's Form 10-Q for the quarter ended September 30, 2004. The review of the Company's Form 10-Q for the quarter ended September 30, 2004 will not be completed until PwC completes its review and audit work for all outstanding amended filings as discussed under Item 4.02 in the Company's report on Form 8-K dated October 8, 2004, including the Company's Form 10-K for the year ended December 31, 2003 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004. The Company's Audit Committee has commenced an immediate search for a new registered independent public accounting firm.

         The reports of PwC on the consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle; however, the previously issued financial statements contained in our 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should not be relied upon because of errors in those financial statements as described in further detail in the Company's Form 8-K filed on October 8, 2004.

         During the Company's two most recent fiscal years and through October 25, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the years ended December 31, 2003 and 2002 and through October 25, 2004, except as noted in the immediately following sentence, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). PwC has advised the Company that there were material weaknesses in the application of accounting principles and policies that led to the restatement of the Company's financial statements in May and the conclusions reached by the Company in October 2004 resulting in necessary restatements as described in further detail in the Company's Form 8-K filed on October 8, 2004. The material weaknesses related to the Company's accounting for income taxes and equity method investments. The Company believes that the material weaknesses referenced above will be addressed by the application of additional resources and supplemental levels of review.

         The Company has provided to PwC a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that PwC furnish it with a letter addressed to the


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


Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 29, 2004, is filed as
Exhibit 16.1 to this Form 8-K.



Item 9.01.   Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number       Description of Exhibit

16.1 Letter from PricewaterhouseCoopers LLP relating to change of certifying independent accountants.



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


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEGASUS COMMUNICATIONS CORPORATION


                                    By         /s/ Scott A. Blank
                                       --------------------------------
                                                  Scott A. Blank,
                                                Senior Vice President


Date:  October 29, 2004

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


                                  Exhibit Index



Exhibit
Number       Description of Exhibit

16.1 Letter from PricewaterhouseCoopers LLP relating to change of certifying independent accountants.




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